Certification of Chief Executive  Officer and Chief  Accounting Officer of Sharp
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Holding  Corporation  pursuant  to Section 906 of the Sarbanes-Oxley Act of 2002
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and  Section  1350  of  18  U.S.C.  63.
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I,  George  Sharp,  the  Chief Executive Officer and Chief Accounting Officer of
Sharp Holding Corporation hereby certify that to the best of my knowledge Sharp Holding Corporation's periodic report on Form 10-QSB for the period ending June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Sharp Holding Corporation.


Date:  August 19, 2002         /s/ George Sharp
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                               George Sharp
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                               Chief Executive Officer and Chief Accounting
                               -------------------------------------------------
                               Officer of Sharp Holding Corporation
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